                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 1, 2004


                           LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                       0-24993                  41-1913991
(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation)                   Number)            Identification No.)



      130 CHESHIRE LANE, MINNETONKA, MINNESOTA                     55305
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

           99.1  Lakes Entertainment, Inc. Press Release dated April 1, 2004.

ITEM 9.  REGULATION FD DISCLOSURE

         On April 1, 2004, Lakes Entertainment, Inc. issued a press release. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           LAKES ENTERTAINMENT, INC.
                                           (Registrant)



Date: April 1, 2004                        By:  /s/Timothy J. Cope
                                               ---------------------------------
                                               Name: Timothy J. Cope
                                               Title: President and Chief
                                                      Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press Release dated April 1, 2004.